UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 13, 2006
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-7626 (Commission File Number)	39-0561070 (IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 13, 2006, Sensient Technologies Corporation issued a press release disclosing its results of operations for its fourth quarter and fiscal year ended December 31, 2005 and its financial condition at that date. The press release is furnished as Exhibit 99.1 to this Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Earnings Press Release for the Quarter and Fiscal Year Ended December 31, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

(Registrant)

By:	/s/ John L. Hammond

Name:	John L. Hammond
Title:	Vice President, Secretary and General Counsel

Date: February 13, 2006

EXHIBIT INDEX

Exhibit 99.1:	The following exhibit is furnished with this Report on Form 8-K: Sensient Technologies Corporation Earnings Press Release for the Quarter and Fiscal Year Ended December 31, 2005